Exhibit 99.1

GSV Capital Reports Second Quarter 2012 Results of Operations

Net Asset Value (NAV) of Fund was $13.81 per Share as of June 30, 2012

WOODSIDE, Calif., August 8, 2012 -- GSV Capital Corp., "GSV", (Nasdaq: GSVC) today reported financial results for the second quarter ended June 30, 2012.

Management Commentary

"GSV’s portfolio expanded to 34 high-growth venture-backed companies in the second quarter, and we added six more companies since quarter-end.  Today our largest investment as a percentage of net assets is Twitter, followed by Palantir, Violin Memory, Chegg and Dropbox. We continued to build a diversified portfolio across our major investment themes demonstrating an ongoing ability to source and close investments in companies that we believe represent game-changing technology ideas that will drive meaningful growth in the years ahead," said Michael Moe, GSV's CEO and founder.

Portfolio Summary and Investment Activity

The total value of GSV's portfolio investments was $171.6 million at June 30, 2012. During the second quarter of 2012, GSV invested approximately $98.5 million in nine new and eight existing portfolio companies.

GSV invested in the following new portfolio companies during the second quarter: Avenues World Holdings, Dailybreak, Fullbridge, Global Education Learning, NestGSV, Solexel, Top Hat and Violin Memory.

GSV also made additional investments in current portfolio companies AltEgo, Bloom Energy, Chegg, Control4, Dropbox, Kno, Silver Springs Networks and Twitter during the second quarter.

Recent Developments

The Company closed on investments totaling $42.5 million, plus transaction costs, subsequent to June 30, 2012, which included investments in 2tor, AltEgo, Dataminr, Gilt Groupe, Maven Research, NestGSV Silicon Valley, Palantir, SinoLending, Spotify, Totus Solutions and Twitter.

Portfolio as of June 30, 2012

GSV’s investment portfolio consists of companies that it believes benefit from "megatrends" that have the potential to drive the market in the years to come. GSV invests in companies that combine what it believes are powerful technological, economic and social forces that create growth opportunities in the economy.

At the end of the second quarter of 2012, GSV's portfolio included investments in the following companies: AltEgo, AlwaysOn, Avenues World Holdings, Bloom Energy, Chegg, Control4, CUX, Dailybreak, DreamBox Learning, Dropbox, Facebook, Fullbridge, Gilt Groupe, Global Education Learning, Grockit, Groupon, Kno, Maven Research, NestGSV, Palantir, Serious Energy, SharesPost, Silver Spring Networks, Solexel, StormWind, The Echo System, The rSmart Group, Top Hat, TrueCar, Twitter, Violin Memory, ZocDoc, ZoomSystems and Zynga.

Financial Results

June 30, 2012
Total Portfolio Investments	$171,598,410
Total Investments	$187,598,410
Total Cash	$79,617,068
Total Assets	$267,754,402
Total Liabilities	$894,348
Net Assets	$266,860,054
Net Asset Value Per Share	$13.81

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	For the three months ended June 30, 2012	For the three months ended June 30, 2011
Total Investment Income	$110,354	$-
Net Investment Loss	$(2,080,119)	$(565,305)
Net Realized Loss on Investments	$(1,380,263)	$-
Net Change in Unrealized Depreciation on Investments	$(2,014,512)	$(59,634)
Net Decrease in Net Assets Resulting From Operations	$(5,474,894)	$(624,939)
Net Decrease in Net Assets Resulting From Operations Per Common Share	$(0.34)	$(0.27)
Weighted Average Common Shares Outstanding	16,287,133	2,345,595

Results of Operations

Investment income was $110,354, or $0.01 per share, for the three months ended June 30, 2012, compared to $0, or $0.00 per share, for the three months ended June 30, 2011. Net investment loss was $2,080,119, or $0.13 per share, in the second quarter of 2012, compared to $565,305, or $0.24 per share, for the prior year period. Net realized loss on investments was $1,380,263, or $0.08 per share, in the second quarter of 2012, compared to $0, or $0.00 per share, for the same period in 2011. Net change in unrealized depreciation was $2,014,512, or $0.12 per share, for the three months ended June 30, 2012, compared to $59,634, or $0.03 per share, for the prior year period. Net decrease in net assets resulting from operations was $5,474,894, or $0.34 per share, and $624,939, or $0.27 per share, for the second quarter of 2012 and 2011, respectively.

Conference Call Information

The GSV Capital second quarter 2012 teleconference and webcast is scheduled to begin at 2:00 p.m., Pacific Time, on Wednesday, August 8, 2012, during which the company may provide forward-looking information. To participate on the live call, analysts and investors should dial 877-941-4774 at least ten minutes prior to the call. GSV Capital will also offer a live and archived webcast of the conference call, accessible from the "Investor Relations" section of the company's Web site at http://investors.gsvcap.com/

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About GSV Capital Corp.

GSV Capital Corp. (Nasdaq:GSVC) is a publicly traded investment fund that seeks to invest in high-growth, venture-backed private companies. Led by industry veteran Michael Moe, the fund seeks to create a portfolio of high-growth emerging private companies via a repeatable and disciplined investment approach, as well as to provide investors with access to such companies through its publicly traded common stock. GSV Capital is headquartered in Woodside, CA.

The GSV Capital Corp. logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=12750

Forwarding-Looking Statements

Statements included herein may constitute "forward-looking statements," which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the Securities and Exchange Commission. GSV Capital Corp. undertakes no duty to update any forward-looking statements made herein.

Contacts:

Media:

Kim Hughes

(415) 516-6187

kim@blueshirtgroup.com

Investors:

Alex Wellins

(415) 217-5861

alex@blueshirtgroup.com

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CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

(Unaudited)

June 30, 2012
ASSETS
Investments at fair value:
Investments in affiliated securities (cost of $19,828,912)	$19,962,743
Investments in non-control/non-affiliated securities (cost of $154,352,615)	151,635,667
Investments in money market funds (cost of $16,000,000)	16,000,000
Total Investments (cost of $190,181,527)	187,598,410

Cash	79,617,068
Due from:
GSV Asset Management	5,901
Portfolio company	246,065
Accrued interest	9,399
Prepaid expenses	191,639
Dividend receivable	2,314
Other assets	83,606

Total Assets	267,754,402

LIABILITIES
Due to:
GSV Asset Management	17,159
Other affiliates	12,717
Accounts payable	705,028
Accrued expenses	159,444
Total Liabilities	894,348

Commitments and contingencies

Net Assets	$266,860,054

NET ASSETS
Common stock, par value $0.01 per share
(100,000,000 authorized; 19,320,100 issued and outstanding)	$193,201
Paid-in capital in excess of par	273,804,610
Accumulated net investment loss	(3,174,121)
Accumulated net realized loss on investments	(1,380,519)
Accumulated net unrealized depreciation on investments	(2,583,117)

Net Assets	$266,860,054

Net Asset Value Per Share	$13.81

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CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011(1)
INVESTMENT INCOME
Interest income from affiliated securities	$7,808	$—	$7,808	$—
Interest income	95,075	—	207,176	—
Dividend income	7,471	—	13,175	—

Total Investment Income	110,354	—	228,159	—

OPERATING EXPENSES
Investment management fees	1,126,091	150,943	1,748,017	150,943
Costs incurred under administration agreement	602,201	113,035	947,795	113,035
Directors’ fees	65,000	42,500	107,500	42,500
Professional fees	222,561	102,582	354,406	118,632
Insurance expense	55,485	48,109	102,154	48,109
Investor relations expense	95,038	750	109,288	750
Organization expenses	—	97,855	—	192,495
Other expenses	24,097	9,531	33,120	9,649

Total Operating Expenses	2,190,473	565,305	3,402,280	676,113

Net Investment Loss	(2,080,119)	(565,305)	(3,174,121)	(676,113)

Net Realized Loss on Investments	(1,380,263)	—	(1,380,519)	—

Net Change in Unrealized Depreciation on Investments	(2,014,512)	(59,634)	(1,003,317)	(59,634)

Net Decrease in Net Assets Resulting from Operations	$(5,474,894)	$(624,939)	$(5,557,957)	$(735,747)

Net Decrease in Net Assets Resulting from Operations per Common Share	$(0.34)	$(0.27)	$(0.43)	$(0.42)

Weighted Average Common Shares Outstanding	16,287,133	2,345,595	12,837,133	1,735,385 (2)

(1) For the period from January 6, 2011 (date of inception) to June 30, 2011.

(2) Weighted average common shares for the period from January 6, 2011 (date of inception) to June 30, 2011 was calculated from the issuance of 100 shares on February 28, 2011.

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FINANCIAL HIGHLIGHTS

(Unaudited)

	Three months ended June 30, 2012		Six months ended June 30, 2012		For the period from January 6, 2011 (date of inception) to June 30, 2011		For the period from January 6, 2011 (date of inceptions) to December 31, 2011
Per Share Data:
Net asset value at beginning of period	$13.47		$12.95		$—		$—
Issuance of common shares	0.99	(3)	1.91	(3)	15.00	(2)	14.67	(4)
Underwriters’ discount	(0.35	)(2)	(0.72	)(2)	(1.05	)(2)	(0.86	)(2)
Offering costs	(0.02	)(2)	(0.04	)(2)	(0.16	)(2)	(0.19	)(2)
Net investment loss	(0.13	)(1)	(0.16	)(2)	(0.20	)(2)	(0.37	)(2)
Realized loss	(0.07	)(2)	(0.07	)(2)	—		—
Change in unrealized depreciation	(0.08	)(5)	(0.06	)(5)	(0.02	)(2)	(0.30	)(2)
Net asset value at end of period	$13.81		$13.81		$13.57		$12.95

(1)	Based on weighted average number of shares outstanding for the period.
(2)	Based on shares outstanding at end of period.
(3)	Issuance of common shares for the three months ended June 30, 2012 is based on the change in net asset value from the secondary offering on February 10, 2012. Issuance of common shares for the six months ended June 30, 2012 is based on the change in net asset value from the secondary offerings on February 10, 2012 and May 11, 2012.
(4)	Issuance of common shares for the period from January 6, 2011 (date of inception) to December 31, 2011 is based on the weighted average offering price for the shares issued during the period.
(5)	Includes the impact of the different share amounts as a result of calculating certain per share data based on the weighted average basic shares outstanding during the period and certain per share data based on the shares outstanding as of a period end or transaction date.

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CONSOLIDATED SCHEDULE OF INVESTMENTS

June 30, 2012

(Unaudited)

Portfolio Investments*	Headquarters / Industry	Shares / Par Amount	Cost	Fair Value	% of Net Assets
AltEgo, LLC	Santa Monica, CA
Preferred shares, Series B-2	Social Media Online Gaming	1,000,000	$1,017,540	$1,000,000	0.37%

AlwaysOn, LLC (1)	Woodside, CA
Structured note, 10%, due 1/9/2013 and warrant	Social Media	$250,000	250,000	250,000	0.09%

Avenues World Holdings LLC	New York, NY
Preferred shares, Class A-1	Globally-focused Private School	5,000,000	10,026,573	10,000,000	3.75%

Bloom Energy Corporation	Sunnyvale, CA
Common shares	Fuel Cell Energy	201,589	3,854,817	3,770,135	1.41%

Chegg, Inc.	Santa Clara, CA
Common shares	Textbook Rental	1,274,193	10,012,543	9,999,996	3.75%
Preferred shares, Series F		500,000	4,008,654	4,000,000	1.50%
Total			14,021,197	13,999,996	5.25%

Control4 Corporation	Salt Lake City, UT
Common shares	Home Automation	2,950,667	5,046,583	4,997,000	1.87%

CUX, Inc. (2)	Mechanicsburg, PA
Preferred shares, Series C	Corporate Education	246,305	2,005,942	2,000,000	0.75%

Dailybreak, Inc. (2)	Boston, MA
Preferred shares, Series A-1	Social Advertising	1,545,181	2,000,000	2,000,000	0.75%

DreamBox Learning, Inc.	Bellevue, WA
Preferred shares, Series A	Education Technology	3,579,610	758,017	750,000	0.28%

Dropbox, Inc.	San Francisco, CA
Common share	Online	600,000	6,868,679	6,858,500	2.57%
Preferred shares, Series A-1	Storage	552,486	5,015,333	6,314,915	2.37%
Total			11,884,012	13,173,415	4.94%

Facebook, Inc. (3)	Palo Alto, CA
Common shares, Class B	Social Networking	350,000	10,472,294	9,361,100	3.51%

Fullbridge, Inc. (2)	Cambridge, MA
Preferred shares, Series C	Business Education	1,196,809	2,250,001	2,250,000	0.84%

Gilt Groupe, Inc.	New York, NY
Common shares	e-Commerce Flash Sales	203,100	$5,589,279	$5,499,250	2.06%

See Notes to the Consolidated Financial Statements.

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Global Education Learning (Holdings) Ltd. (2)	San Bruno, CA
Preferred shares, Series A	Education Technology	1,472,175	2,999,998	2,999,998	1.12%

Grockit, Inc. (2)	San Francisco, CA
Preferred shares, Series D	Online Test Preparation	2,728,252	2,005,945	2,000,000	0.75%

Groupon, Inc. (4)	Chicago, IL
Common shares	Online Deals	80,000	2,128,774	850,400	0.32%

Kno, Inc.	Santa Clara, CA
Preferred shares, Series C	Digital	440,313	2,262,006	2,250,000	0.84%
Preferred shares, Series C-1	Textbooks	1	7,509,663	7,500,000	2.81%
Common shares		50,000	214,681	205,000	0.08%
Total			9,986,350	9,955,000	3.73%

Maven Research, Inc.	San Francisco, CA
Preferred shares, Series B	Global Knowledge Marketplace	49,505	217,206	200,000	0.07%

NestGSV, Inc. (2)	Redwood City, CA
Preferred shares, Series A	Entrepreneurial Education	1,000,000	1,020,145	1,000,000	0.37%

Palantir Technologies, Inc.	Palo Alto, CA
Common shares, Class B	Data Security	1,559,419	4,239,986	4,210,431	1.58%

Serious Energy, Inc.	Sunnyvale, CA
Common shares	Green Materials	178,095	739,130	237,460	0.09%

SharesPost, Inc.	San Bruno, CA
Preferred shares, Series B	Online	1,771,653	2,257,984	2,256,752	0.85%
Common warrants, $0.13 strike price, expire 6/15/2018	Marketplace (Finance)	770,934	23,128	8,480	0.00%
Total			2,281,112	2,265,232	0.85%

Silver Spring Networks, Inc.	Redwood City, CA
Common shares	Smart Grid	510,143	5,145,271	4,901,430	1.84%

Solexel, Inc.	Milpitas, CA
Preferred shares, Series C	Solar Technology	4,576,659	$10,016,559	$10,000,000	3.75%

StormWind, LLC (2)	Scottsdale, AZ
Preferred shares, Series B	Electronic	3,279,629	2,019,687	2,000,000	0.75%

The Echo System Corp. (1) (2)	New York, NY
Preferred shares, Series A	Social Analytics	512,365	1,436,404	1,639,568	0.61%
Preferred warrants, $0.20 strike price, expire 11/14/2016		68,359	75,988	73,176	0.03%
Total			1,512,392	1,712,744	0.64%

The rSmart Group, Inc.	Scottsdale, AZ
Preferred shares, Series B	Higher Education Learning Platform	1,201,923	1,266,940	1,250,000	0.47%

See Notes to the Consolidated Financial Statements.

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Top Hat, Inc. (2)	Shakopee, MN
Preferred shares, Series A	Jewelry Retailing Technology	1,777,778	4,014,802	4,000,001	1.50%

TrueCar, Inc.	Santa Monica, CA
Common shares	Online Marketplace (Cars)	377,358	2,014,863	1,999,997	0.75%

Twitter, Inc.	San Francisco, CA
Common shares	Social Communication	1,835,600	31,751,748	31,513,493	11.81%

Violin Memory, Inc.	Mountain View, CA
Preferred shares, Series B	Flash	800,000	4,800,000	4,800,000	1.80%
Preferred shares, Series D	Memory	1,666,666	10,018,045	9,999,996	3.75%
Total			14,818,045	14,799,996	5.55%

ZocDoc Inc.	New York, NY
Preferred shares, Series A	Online Medical Scheduling	200,000	3,563,178	3,500,000	1.31%

ZoomSystems	San Francisco, CA
Preferred shares, Series A	Smart e-tail (Retail)	1,250,000	260,476	250,000	0.09%

Zynga, Inc.	San Francisco, CA
Common shares	Social Gaming	533,333	3,002,665	2,901,332	1.09%

Total Portfolio Investments	`		$174,181,527	$171,598,410	64.30%

* All portfolio investments are non-control/non-affiliated and non-income producing, unless identified. Equity investments are subject to lock-up restrictions upon their initial public offering.

(1) Investment is income producing.

(2) Denotes an Affiliate Investment. “Affiliate Investments” are investments in those companies that are “Affiliated Companies” of GSV Capital Corp., as defined in the Investment Company Act of 1940. A company is deemed to be an “Affiliate” of GSV Capital Corp. if GSV Capital Corp. owns 5% or more but less than 25% of the voting securities of such company.

(3) On May 17, 2012, Facebook, Inc. priced its initial public offering, selling 421,233,615 shares at a price of $38.00 per share. GSV Capital Corp.’s shares in Facebook, Inc. are subject to a lock-up agreement that expires on November 14, 2012. At June 30, 2012, GSV Capital Corp. valued Facebook based on its June 29, 2012 closing price, less a discount for the lock-up restriction.

(4) On November 8, 2011, Groupon, Inc. priced its initial public offering, selling 35,000,000 shares at a price of $20.00 per share. GSV Capital Corp.’s shares in Groupon, Inc. are subject to a lock-up agreement that expired on May 1, 2012. At June 30, 2012, GSV Capital Corp. valued Groupon, Inc. based on its June 29, 2012 closing price.

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